PRUDENTIAL INVESTMENTS » MUTUAL FUNDS
Prudential Global Real Estate Fund
PROSPECTUS • May 29, 2015 (as reissued November 25, 2015)
Objective
Capital appreciation and income
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Prudential Real Estate Investors, also known as PREI®, is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIMS and PIM are Prudential Financial companies. ©2015 Prudential Financial, Inc. and its related entities. Prudential Investments, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

PRUDENTIAL GLOBAL REAL ESTATE FUND
SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PURAX	PURBX	PURCX	PGRQX	PURRX	PURZX

3	FUND SUMMARY
3	INVESTMENT OBJECTIVES
3	FUND FEES AND EXPENSES
4	INVESTMENTS, RISKS AND PERFORMANCE
7	MANAGEMENT OF THE FUND
7	BUYING AND SELLING FUND SHARES
7	TAX INFORMATION
7	PAYMENTS TO FINANCIAL INTERMEDIaries
8	MORE ABOUT THE FUND’S INVESTMENT STRATEGIES, INVESTMENTS AND RISKS
8	INVESTMENT STRATEGIES AND INVESTMENTS
12	RISKS OF INVESTING IN THE FUND
16	HOW THE FUND IS MANAGED
16	BOARD OF TRUSTEES
16	MANAGER
17	INVESTMENT SUBADVISER
17	PORTFOLIO MANAGERS
19	DISTRIBUTOR
19	DISCLOSURE OF PORTFOLIO HOLDINGS
20	FUND DISTRIBUTIONS AND TAX ISSUES
20	DISTRIBUTIONS
21	TAX ISSUES
22	IF YOU SELL OR EXCHANGE YOUR SHARES
23	HOW TO BUY, SELL AND EXCHANGE FUND SHARES
23	HOW TO BUY SHARES
34	HOW TO SELL YOUR SHARES
37	HOW TO EXCHANGE YOUR SHARES
41	FINANCIAL HIGHLIGHTS
47	GLOSSARY

FUND SUMMARY
INVESTMENT OBJECTIVES
The investment objectives of the Fund are capital appreciation and income.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the Prudential Investments family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 25 of the Fund's Prospectus and in Rights of Accumulation on page 47 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class Q	Class R	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	1%	5%	1%	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None
Redemption fee	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class Q	Class R	Class Z
Management fees	.75%	.75%	.75%	.75%	.75%	.75%
+ Distribution and service (12b-1) fees	.30	1.00	1.00	None	.75	None
+ Other expenses	.22	.22	.22	.06	.22	.22
= Total annual Fund operating expenses	1.27	1.97	1.97	.81	1.72	.97
– Fee waiver and/or expense reimbursement(1)	None	None	None	None	(.25)	None
= Total annual Fund operating expenses after fee waiver and/or expense reimbursement(1)	1.27	1.97	1.97	.81	1.47	.97
(1)The distributor has contractually agreed through July 31, 2016 to reduce its distribution and service (12b-1) fees for Class R shares to .50% of the average daily net assets of Class R shares. This waiver may not be terminated prior to July 31, 2016 without the prior approval of the Fund's Board of Trustees.
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$672	$931	$1,209	$2,000	$672	$931	$1,209	$2,000
Class B	$700	$918	$1,162	$2,030	$200	$618	$1,062	$2,030
Class C	$300	$618	$1,062	$2,296	$200	$618	$1,062	$2,296
Class Q	$83	$259	$450	$1,002	$83	$259	$450	$1,002
Class R	$150	$518	$910	$2,009	$150	$518	$910	$2,009
Class Z	$99	$309	$536	$1,190	$99	$309	$536	$1,190
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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 53% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Fund seeks investments whose price will increase over time and which will pay the Fund dividends and other income. The Fund normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in the equity-related securities of real estate companies, principally real estate investment trusts (REITs), and other real estate securities. Equity-related securities may also include common stock, convertible securities, nonconvertible preferred stock, American Depositary Receipts (ADRs), warrants and other rights that can be exercised to obtain stock, investments in various types of business ventures and similar securities. The Fund is nondiversified, meaning that it may invest more than 5% of its total assets in any one issuer. The Fund invests globally in real estate investments. Under normal circumstances, the Fund invests in at least three different countries and at least 40% of its total assets in foreign securities. There is no limit on the amount of Fund assets that may be invested in the securities of foreign real estate companies. The Fund concentrates its investments in real estate securities, including REITs.
The Fund is managed by PREI®, otherwise known as Prudential Real Estate Investors, which is a business unit of Prudential Investment Management, Inc. and serves as the Fund's subadviser. The subadviser's approach to real estate investing is value-oriented based upon real estate fundamentals and assessments of management teams. The subadviser emphasizes both quantitative and qualitative investment analysis, and focuses on valuation relative to a company's underlying real estate assets as well as a company's on-going concern valuation. Through detailed company research that includes regular management visits, property tours and financial analysis, the subadviser analyzes the quality of real estate asset cash flows and sustainability and growth of company dividends. The subadviser also evaluates the company's strategy, management's track record, incentives and ability to create long term shareholder value. Only about 5% of institutional quality commercial real estate is publicly traded, and the subadviser believes public real estate securities managers need a firm understanding of the other 95%—the private real estate markets—to successfully add value.
Decisions to sell portfolio securities are based on relative analysis which entails examination of a variety of factors. The decision to sell a security is based on the subadviser's assessment of relative risk adjusted return for the security.
Principal Risks. All investments have risks to some degree. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Real Estate Risk. An investment in the Fund will be closely linked to the performance of the real estate markets. Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.
Real Estate Investment Trust (REIT) Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and
4	Prudential Global Real Estate Fund

self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.
Although we try to invest wisely, all investments involve risk. Because the Fund invests in real estate securities, including REITs, the Fund is subject to the risks of investing in the real estate industry, such as changes in general and local economic conditions, the supply and demand for real estate and changes in zoning and tax laws. Since the Fund concentrates in the real estate industry, its holdings can vary significantly from broad market indexes. As a result, the Fund's performance can deviate from the performance of such indexes. Because we invest in stocks, there is the risk that the price of a particular stock we own could go down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down.
Foreign Securities Risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.
Emerging Markets Risk. The risks of non-US investments are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.
Market Risk. Securities markets are volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Selection Risk. Selection risk is the risk that the securities selected by PREI will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies. Individual REIT prices may drop because of the failure of borrowers to pay their loans, a dividend reduction, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, or poor management of a REIT.
Nondiversification Risk. The Fund is nondiversified for purposes of the Investment Company Act of 1940 (the 1940 Act). This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a nondiversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a nondiversified fund.
Market Events. Events in the financial markets have resulted in, and may continue to result in, an unusually high degree of volatility, both in non-US and US markets. This market volatility, in addition to reduced liquidity in credit and fixed-income markets, may adversely affect issuers worldwide. Furthermore, the impact of policy and legislative changes in the US and other countries may not be fully known for some time. This environment could make identifying investment risks and opportunities especially difficult for the subadviser.
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Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
More information about the risks of investing in the Fund appears later in the Prospectus.
Performance. The following bar chart shows the Fund's performance for Class A shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the average annual returns of each of the Fund’s share classes and also compares the Fund’s performance with the average annual total returns of an index or other benchmark and a group of similar mutual funds. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.prudentialfunds.com.

Best Quarter:		Worst Quarter:
36.52%	2nd Quarter 2009	-30.78%	4th Quarter 2008

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver for Class A shares, which was discontinued effective July 31, 2008, the annual returns would have been lower, too. Total return for Class A shares from January 1, 2015 through March 31, 2015 was 4.03%.
Average Annual Total Returns % (including sales charges) (as of 12-31-14)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class B shares	8.22	10.21	5.90	N/A
Class C shares	12.23	10.36	5.90	N/A
Class Q shares	14.60	N/A	N/A	13.40 (8-23-13)
Class R shares	13.80	10.90	N/A	4.91 (6-16-08)
Class Z shares	14.41	11.46	6.96	N/A

Class A Shares % (including sales charges)
Return Before Taxes	7.76	9.87	6.06	N/A
Return After Taxes on Distributions	6.67	9.01	4.91	N/A
Return After Taxes on Distribution and Sale of Fund Shares	4.51	7.50	4.52	N/A
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary due to differing sales charges and expenses.
Index % (reflects no deduction for fees, expenses or taxes)
S&P Developed Property Net Index	14.25	11.60	6.01	N/A
FTSE EPRA/NAREIT Developed Real Estate Net Index	15.02	11.25	N/A	N/A
S&P 500 Index	13.66	15.44	7.67	N/A

6	Prudential Global Real Estate Fund

Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Global Real Estate Funds Average	14.63	10.75	5.11	N/A
MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Real Estate Investors	Marc R. Halle	Managing Director	January 2007
		Rick J. Romano, CFA	Managing Director	January 2007
		Gek Lang Lee, CFA	Principal	September 2007
		Michael Gallagher	Director	June 2013
		Kwok Wing Cheong, CFA	Portfolio Manager	May 2015
BUYING AND SELLING FUND SHARES
	Minimum Initial Investment	Minimum Subsequent Investment
Fund shares (most cases)*	$2,500	$100
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50
*Note: Class B shares are closed to new purchases. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Class B Shares” in the Prospectus for more information.
You can purchase or redeem shares through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.
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MORE ABOUT THE FUND’S INVESTMENT STRATEGIES, INVESTMENTS AND RISKS
INVESTMENT STRATEGIES AND INVESTMENTS
The Fund's investment objectives are capital appreciation and income. This means the Fund seeks investments whose price will increase over time and which will pay the Fund dividends and other income.
In pursuing the Fund's objectives, the Fund normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity-related securities of real estate companies, principally REITs and other real estate securities. Equity-related securities may also include common stock, convertible securities, nonconvertible preferred stock, American Depositary Receipts (ADRs), warrants and other rights that can be exercised to obtain stock, investments in various types of business ventures and similar securities. The Fund considers a real estate company to be a company that: (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or (ii) has at least 50% of its assets in these types of real estate. The Fund invests in the equity-related securities of real estate companies on a global basis, which means that the companies may be US companies or foreign companies, and there is no limit on the amount of Fund assets that may be invested in the securities of foreign real estate companies. Under normal circumstances, the Fund invests in at least three different countries and at least 40% of its total assets in foreign securities. The Fund concentrates its assets in real estate securities, including REITs, which means that the Fund invests at least 25% of its total assets in real estate securities.
The Fund is nondiversified, which means that it may invest more than 5% of its total assets in any one issuer.
In addition to equity-related securities of REITs and other real estate securities, which are the Fund's principal investments, the Fund buys other equity- and debt-related securities including common stock, bonds, convertible securities, nonconvertible preferred stock, American Depositary Receipts (ADRs), warrants and other rights that can be exercised to obtain stock, investments in various types of business ventures and similar securities. Convertible securities are securities—like bonds, corporate notes and preferred stock—that we can convert into the company's common stock or some other equity security. The Fund buys debt and convertible securities rated in one of the top four long-term quality ratings by a nationally recognized rating service at the time of purchase. Lower-rated debt and convertible securities have speculative characteristics.
Real Estate Investment Trusts
The Fund may invest without limit in the securities of real estate investment trusts known as REITs. REITs are like corporations, except that they do not pay income taxes if they meet certain tax requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate (offices, hotels, shopping centers, apartments, malls, factories, etc.) or real estate mortgages and distribute almost all of their income—most of which comes from rents, mortgages and gains on sales of property—to shareholders. Investing in REITs may result in the layering of management fees paid by the Fund.
The Fund will provide 60 days’ prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets in the equity-related securities of real estate companies.
The Fund’s investment objectives are not fundamental policies, and therefore may be changed by the Board without shareholder approval.
Non-Real Estate Investments
Under normal circumstances, the Fund may invest up to 20% of its investable assets in securities and other instruments of issuers not in the real estate industry. These include equity- and debt-related securities, US Government securities, money market instruments and the other instruments described below.
8	Prudential Global Real Estate Fund

Fixed-Income Obligations
Fixed-income obligations include bonds and notes. Notes are typically issued with two-, three-, five- or ten-year terms to maturity, whereas bonds are longer-term investments issued with terms to maturity of 10 years or more. The Fund may invest in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa or BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, respectively).
Warrants and Rights
Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock.
Convertible Securities
The Fund may invest in convertible securities, which include convertible preferred stocks, and debt securities of a corporation that may be converted into underlying shares of common stock either because they have warrants attached or otherwise permit the holder to buy common stock of the corporation at a set price. Convertible securities provide an income stream (usually lower than non-convertible bonds) and give investors opportunities to participate in the capital appreciation of the underlying common stock. Convertible securities typically offer greater potential for appreciation than nonconvertible debt securities.
Preferred Securities
Preferred securities, like common stock or other equity securities, represents an equity ownership in an issuer. Generally, preferred securities have a priority of claim over common stock or other equity securities in dividend payments and upon liquidation of the issuer. Unlike common stock or other equity securities, preferred securities do not usually have voting rights. Although they are equity securities, preferred securities have characteristics of both debt and common stock or other equity securities. Like debt, their promised income is contractually fixed. Like common stock or other equity securities, they do not have rights to participate in bankruptcy proceedings or collection activities in the event of missed payments.
Money Market Instruments
The Fund may hold cash and/or invest in money market instruments, including commercial paper of a US or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the US Government or its agencies or instrumentalities. These obligations may be US dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.
Exchange Traded Funds
The Fund may invest in securities of exchange traded funds (ETFs), subject to certain limits on investment in securities of non-affiliated investment companies. Securities of ETFs represent shares of ownership in either mutual funds or unit investment trusts (UITs) that generally hold a portfolio of common stocks or bonds designed to generally correspond to the price and yield performance of a specific securities index. Such holdings are subject to any management fees of the mutual fund or UIT. The underlying portfolio may have a broad market, sector or international orientation. ETFs give investors the opportunity to buy or sell an entire portfolio of stocks in a single security transaction in a manner similar to buying or selling a share of stock.
The Fund expects to purchase and sell shares of ETFs on a national securities exchange through a broker-dealer. ETFs only issue or redeem shares that have been aggregated into large blocks (“Creation Units”) to authorized participants that have entered into agreements with the ETF’s distributor. ETFs generally issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the ETF specifies each day.
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Initial Public Offerings
The Fund may participate in the initial public offering (IPO) market. The prices of securities purchased in IPOs can be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. The effects of IPOs on the performance of the Fund depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Fund’s asset base increases, IPOs would have a diminished effect on the Fund’s performance.
Repurchase Agreements
The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.
Derivative Strategies
We may use various derivative strategies to try to improve the Fund's returns. We may also use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. The use of derivatives—such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities and various types of swaps—involves costs and can be volatile. With derivatives, we try to predict if the underlying investment—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission.
Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.
Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a premium.
Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to credit default swaps, interest rate swaps, total return swaps and index swaps.
10	Prudential Global Real Estate Fund

Swap Options. The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.
Options on Securities and Financial Indexes. The Fund may purchase and sell put and call options on securities and financial indexes traded on US or foreign securities exchanges, on NASDAQ or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options.
Investments in Affiliated Funds
The Fund may invest its assets in affiliated money market funds or open-end short-term bond funds. The affiliated funds are registered investment companies under the Investment Company Act of 1940 (the 1940 Act). The Fund can invest its free cash balances in the affiliated funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions or for defensive purposes. Such an investment could also allow the Fund to obtain the benefits of a more diversified portfolio available in the affiliated funds than might otherwise be available through direct investments in those asset classes, and will subject the Fund to the risks associated with the particular asset class. As a shareholder in the affiliated funds, the Fund will pay its proportional share of the expenses of the affiliated funds, but the affiliated funds do not pay a management fee to the investment manager, since the investment manager only receives reimbursement for its expenses. Thus, shareholders of the Fund are not paying management fees for the Fund and the affiliated funds. The investment results of the portions of the Fund’s assets invested in the affiliated funds will be based on the investment results of the affiliated funds.
Temporary Defensive Investments
In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities, or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of its assets in cash or cash equivalents. Investing heavily in these securities is inconsistent with and limits the Fund’s ability to achieve its investment objective, but may help to preserve the Fund's assets.
US Government Securities
The Fund may invest in securities issued or guaranteed by the US Government or by an agency or instrumentality of the US Government. Some US Government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest is guaranteed but market value is not. Some are supported only by the credit of the issuing agency or instrumentality and depend entirely on the agency or instrumentality's own resources to repay their debt and are subject to the risk of default like private issuers.
Other Investments
In addition to the strategies and securities discussed above, the Fund may use other strategies or invest in other types of securities as described in the SAI. The Fund might not use all of the strategies or invest in all of the types of securities as described in the Prospectus or in the SAI.
The table below summarizes the investment limits applicable to the Fund’s principal investment strategies and certain non-principal investment strategies.
Principal & Non-Principal Strategies
■ Real Estate Investment Trusts (REITs): up to 100% of total assets
■ Equity-Related Securities of Real Estate Companies: up to 100% of total assets; at least 80% of investable assets
■ Equity-Related Securities: up to 100% of total assets
■ Foreign Securities: at least 40% of total assets
■ Securities of Foreign Real Estate Companies: up to 100% of total assets
■ Fixed-Income Obligations: up to 20% of total assets
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Principal & Non-Principal Strategies
■ Derivatives: up to 25% of total assets ■ Illiquid Securities: up to 15% of net assets ■ Money Market Instruments: Up to 100% of total assets on a temporary basis
RISKS OF INVESTING IN THE FUND
Real Estate Risk. An investment in the Fund will be closely linked to the performance of the real estate markets. Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.
Real Estate Investment Trust (REIT) Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.
Although we try to invest wisely, all investments involve risk. Because the Fund invests in real estate securities, including REITs, the Fund is subject to the risks of investing in the real estate industry, such as changes in general and local economic conditions, the supply and demand for real estate and changes in zoning and tax laws. Since the Fund concentrates in the real estate industry, its holdings can vary significantly from broad market indexes. As a result, the Fund's performance can deviate from the performance of such indexes. Because we invest in stocks, there is the risk that the price of a particular stock we own could go down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down.
Foreign Securities Risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.
Emerging Markets Risk. The risks of non-US investments are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.
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Market Risk. Securities markets are volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Selection Risk. Selection risk is the risk that the securities selected by PREI will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies. Individual REIT prices may drop because of the failure of borrowers to pay their loans, a dividend reduction, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, or poor management of a REIT.
Nondiversification Risk. The Fund is nondiversified for purposes of the Investment Company Act of 1940 (the 1940 Act). This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a nondiversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a nondiversified fund.
Debt Obligations Risk. Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund's holdings, share price, yield and total return may also fluctuate in response to bond market movements.
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed-income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Liquidity Risk. The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk also includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Warrants and Rights Risk. If the underlying stock price does not rise above the exercise price before the warrant expires, a warrant generally expires without value and the Fund loses any amount paid for the warrant. Warrants may trade in the same markets as their underlying stock; however, the price of a warrant may not move with the price of the underlying stock. Failing to exercise subscription rights to purchase common stock would dilute the Fund’s interest in the issuing company. The market for such rights is not well developed, and the Fund may not always realize full value on the sale of rights.
Convertible Securities Risk. Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and equity securities.
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Preferred Securities Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stock usually does not require the issuer to pay dividends and may permit the issuer to defer dividend payments. Deferred dividend payments could have adverse tax consequences for the Fund and may cause the preferred security to lose substantial value.
Money Market Instruments Risk. Although money market instruments are generally viewed as low risk investments, money market instruments are nevertheless subject to credit risk, market risk, prepayment risk and interest rate risk.
Exchange Traded Funds (ETFs) Risk. There may be certain risks to the extent a particular ETF is concentrated in a particular sector, and is not as diversified as the market as a whole. Because ETFs (which are registered investment companies) are effectively portfolios of securities, the subadviser believes that the non-systemic risk (risk associated with certain issuers rather than the financial markets generally) associated with investments in ETFs is generally low relative to investments in securities of individual issuers.
Initial Public Offerings Risk. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund's performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.
Repurchase Agreements Risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss.
Derivatives Risk. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as “over-the-counter” derivatives). The Fund will use derivatives both for hedging purposes (to seek to reduce risk) and for non-hedging purposes (to seek to increase return consistent with the Fund's investment objective). Although the Fund has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.
Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the investment subadviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.
Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.
Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
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Cash Management and Defensive Investing Risk. The value of the investments held by the Fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If the Fund holds cash uninvested, the Fund will not earn income on the cash. If a significant amount of the Fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.
US Government and Agency Securities Risk. US Government and agency securities are subject to market risk, interest rate risk and credit risk. In addition, to the extent the Fund invests in such securities, its potential for capital appreciation may be limited. Not all US Government securities are insured or guaranteed by the full faith and credit of the US Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some US Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the US Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Although the US Government has provided support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.
Market Events. Events in the financial markets have resulted in, and may continue to result in, an unusually high degree of volatility, both in non-US and US markets. This market volatility, in addition to reduced liquidity in credit and fixed-income markets, may adversely affect issuers worldwide. Furthermore, the impact of policy and legislative changes in the US and other countries may not be fully known for some time. This environment could make identifying investment risks and opportunities especially difficult for the subadviser.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Please note that, in addition to the risks discussed above, there are many other factors that may impact the Fund’s ability to achieve its investment objective and which could result in a loss of all or a part of your investment.
More information about the Fund’s investment strategies and risks appears in the SAI.
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HOW THE FUND IS MANAGED
BOARD OF TRUSTEES
The Fund is overseen by a Board of Trustees (hereafter referred to as Trustees, or the Board). The Board oversees the actions of the Manager, investment subadviser and distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.
MANAGER
Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077
Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's investment subadviser. For the fiscal year ended March 31, 2015, the Fund paid PI management fees at the effective rate of .75% of the Fund's average daily net assets for all share classes.
PI and its predecessors have served as a manager or administrator to investment companies since 1987. As of March 31, 2015, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $259 billion.
Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment subadvisers for the Fund. In evaluating a prospective investment subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. Subject to the Board’s oversight, PI is also responsible for monitoring the performance of the Fund's investment subadviser and recommending their termination and replacement.
PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with unaffiliated investment subadvisers without obtaining shareholder approval. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment subadvisers engaged or material amendments to subadvisory agreements made pursuant to the Order. Any new subadvisory agreement or amendment to the Fund’s management agreement or current subadvisory agreement that directly or indirectly results in an increase in the aggregate management fee rate payable by the Fund will be submitted to the Fund’s shareholders for their approval.
A discussion of the basis for the Board's approvals of the management and subadvisory agreements is available in the Fund's Semi-Annual Report to shareholders dated September 30.
The Fund is prohibited under the 1940 Act from engaging in certain transactions with affiliated entities, including Prudential Financial, Inc. (Prudential). Because Prudential is a major real estate investor, these prohibitions may limit the Fund's ability to invest in otherwise attractive real estate opportunities, thereby putting the Fund at a disadvantage as compared to other investors that are not subject to the same limitations.
Legal Proceedings. On October 30, 2015, a lawsuit was filed against Prudential Investments LLC (“Defendant”) in the United States District Court for the District of Maryland bearing the caption North Valley GI Medical Group, et al. v. Prudential Investments LLC, No. 1:15-cv-03268, by North Valley GI Medical Group and certain other purported shareholders on behalf of six Prudential retail mutual funds: Prudential Jennison Growth Fund, Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Global Real Estate Fund, Prudential Jennison Equity Income Fund, Prudential Short-Term Corporate Bond Fund, Inc., and Prudential Jennison Natural Resources Fund, Inc. (collectively, the “Named Funds”). None of the Named Funds is a party to the lawsuit. Plaintiffs allege that Defendant violated Section
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36(b) of the Investment Company Act of 1940 (the “1940 Act”) by receiving allegedly excessive investment advisory fees from each Named Fund and seek, among other things, a declaration that Defendant has violated Section 36(b) of the 1940 Act, rescission of the investment advisory agreements between Defendant and the Named Funds, an award of compensatory damages, including repayment to each Named Fund of all allegedly excessive investment advisory fees paid by such Fund from one year prior to the filing of the lawsuit through the date of trial of the action, plus purported lost investment returns on those amounts and interest thereon, and attorneys’ fees and costs. Defendant believes the claims are without merit and intends to vigorously defend the action.
INVESTMENT SUBADVISER
Prudential Real Estate Investors. PREI® is a business unit of Prudential Investment Management, Inc. (PIM), which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc. PREI's address is 7 Giralda Farms, Madison NJ 07940. PREI, comprised of fund management centers in the United States in Madison, NJ and Atlanta, GA, and globally in Munich, London, Singapore and Mexico City, is supported by a network of local offices throughout the world. Its specialized operating units offer a broad range of real estate investment opportunities and investment management services in the United States, Europe, Asia and Latin America. PREI managed $58.7 billion in gross real estate assets ($44.1 billion net) as of December 31, 2014.
PORTFOLIO MANAGERS
Marc R. Halle, as Senior Portfolio Manager for the Fund, runs the Global Real Estate Securities Group. Each Portfolio Manager has a primary responsibility for choosing securities in their respective region as follows: Rick J. Romano—North America, Gek Lang Lee—Asia, Michael Gallagher—Europe, Kwok Wing Cheong—South Asia and Australasia.
Marc R. Halle is a Managing Director for Prudential Real Estate Investors where he is the Senior Portfolio Manager and Chief Investment Officer for all global real estate securities funds and investments. Marc is also a member of the firm’s Global Investment Committee for all significant direct real estate investments.
Marc has extensive experience in real estate capital markets, securities, development, acquisition and finance. Marc joined Prudential in 1999 to launch the real estate private equity group, an opportunistic investment strategy that arbitraged the public and private real estate markets. Marc formed the global real estate securities team in 2006 and has led the group since its inception.
Marc joined Prudential from Alpine Management & Research, where he was the COO of the firm and Portfolio Manager for real estate securities funds. Prior to forming Alpine, Marc was with Evergreen Asset Management, where he was jointly responsible for research, investment analysis and portfolio recommendations for real estate securities. Previously, Marc was Senior Vice President and COO of W&M Properties (Empire State Realty Trust-NYSE: ESRT), a national real estate investment firm. Prior to W&M, Marc was a VP with Greenthal Realty, a New York based real estate firm that owned and operated multi-family properties throughout the NYC metropolitan area.
In January 2011, Marc was featured in both The Wall Street Journal and Smart Money Magazine and named as one of “America’s Best Mutual Fund Managers” for long term consistent performance. Marc is a member of the Investor Advisory Council of the National Association of Real Estate Investment Trusts (NAREIT), and is affiliated with the International Council of Shopping Centers (ICSC).
Marc has been widely quoted in the financial media including CNBC, Fox Business, the Wall Street Journal, Smart Money, Forbes and Barron’s. Marc holds an MBA degree in Finance from New York University’s Executive MBA Program and a BS, magna cum laude, from Tufts University, College of Engineering.
Rick J. Romano, CFA, is a Managing Director for PREI. He is responsible for management of the group's North American public securities investments.
Mr. Romano joined Prudential in 1998 from Rockefeller & Co., an investment management firm for the Rockefeller family and other high net worth clients. At Rockefeller & Co., Mr. Romano was an Equity Analyst for three investment partnerships totaling over US $4.0 billion in publicly traded securities. He was responsible for covering real estate
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and leisure stocks globally and served as a generalist covering domestic equity securities. Prior to joining Rockefeller & Co., Mr. Romano was a Senior Investment Analyst at the Prudential Realty Group where he worked on the valuation, asset management and portfolio management of a US $1.0 billion equity hotel portfolio.
Mr. Romano has served on the board of several private real estate companies. He is also a member of the CFA Institute (CFA), the New York Society of Security Analysts (NYSSA) and NAREIT. Mr. Romano received a BA from Rutgers College and a MBA in Finance from New York University's Stern School of Business. In addition, he is a CFA charter holder.
Gek Lang Lee, CFA, is a Principal for PREI. Ms. Lee has been working in the public real estate sector in Asia for more than 20 years. Ms. Lee joined Prudential in June 2007 from Moon Capital LLC where she was the Global Real Estate sector head responsible for managing a portfolio of real estate stocks spanning Asia and Latin America. Prior to joining Moon Capital, Ms. Lee was the Head of Singapore Equities Research and Property analyst at UBS AG where she was credited with building up the Singapore institutional research team. Ms. Lee's work also included working with the UBS Investment Banking team on helping in the listing of REITs in Singapore.
Prior to UBS, Ms. Lee was Head of Singapore Equities at Indosuez WICarr where she was responsible for the profitability of the Singapore Equity Business and also Regional Real Estate research.
Ms. Lee holds a Bachelor of Science degree from the National University of Singapore and is also a CFA charter holder.
Michael Gallagher is a Director and Portfolio Manager for PREI based in London.  He is the Portfolio Manager for the European real estate securities.  Mr. Gallagher has been working in the public securities market for over 13 years and specifically within real estate for 8 years.  Prior to joining Prudential, Mr. Gallagher was the Assistant Fund Manager for Global Real Estate Securities at Aviva Investors (London) where he was responsible for portfolio construction and stock selection of European real estate securities.
Prior to Aviva, Mr. Gallagher was a Vice President of Citigroup (London) where he covered diversified financials and the real estate sector.  At Citigroup, Mr. Gallagher was responsible for modeling and research for companies under his coverage.  Mr. Gallagher came to Citigroup from Deutsche Bank (London-Frankfurt) where he was a pan-European equity analyst covering bank stocks and diversified German companies. Mr. Gallagher holds a BA in Economics from Harvard University, magna cum laude, and was the recipient of the Harvard College Scholarship.  Mr. Gallagher also holds a MA in International Political Economy from Cornell University where he was awarded the Mellon Foundation Scholarship. Mr. Gallagher speaks several languages including English (native), German, French, Italian and Portuguese.
Kwok Wing Cheong, CFA, is a Portfolio Manager for PREI and is responsible for the management of the group's public securities investments in South Asia and Australasia. He has spent more than 20 years in the industry as a portfolio manager and equity analyst.
Prior to joining Prudential, Mr. Cheong was with HSBC Global Asset Management where he was responsible for their Singapore and Thailand dedicated country fund and was part of the team overseeing the HSBC Asia Ex-Japan mandate. Between 1991 and 2005, Mr. Cheong was an equity analyst at UBS Securities, Merrill Lynch and OUB Securities. He holds a Bachelor of Business (Accounting) from Curtin University (Australia), is a CFA charterholder and a Certified Practicing Accountant (CPA).
Additional information about portfolio manager compensation, other accounts managed, and portfolio manager ownership of Fund securities may be found in the SAI.
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DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS or the Distributor) distributes each class of the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the 1940 Act, applicable to certain of the Fund's shares. Under the Plans and the Distribution Agreement, the Distributor pays the expenses of distributing the shares of all share classes of the Fund. The Distributor also provides certain shareholder support services. Each class of the Fund (except Class Q and Class Z) pays distribution and other fees to the Distributor as compensation for its services. These fees—known as 12b-1 fees—are set forth in the “Fund Fees and Expenses” tables.
Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
DISCLOSURE OF PORTFOLIO HOLDINGS
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website at www.prudentialfunds.com.
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FUND DISTRIBUTIONS AND TAX ISSUES
DISTRIBUTIONS
Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.
Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.
The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.
The Fund distributes dividends to shareholders out of any net investment income. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.
The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security. If the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which is generally taxed at rates of up to 15% for individuals with incomes below approximately $400,000 ($450,000 if married filing jointly), adjusted annually for inflation, and 20% for any income above those amounts that is long-term capital gain, provided that the Fund distributes the net capital gain to non-corporate US shareholders. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income, subject to a maximum tax rate of 39.6%. Different rates apply to corporate shareholders.
Dividends from net investment income paid to a non-corporate US shareholder that are reported as qualified dividend income will generally be taxable to such shareholder at the long-term capital gain tax rate. Dividends of net investment income that are not reported as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent the Fund's income is derived from certain dividends received from US corporations.
A US shareholder that is an individual, estate or certain type of trust is subject to a 3.8% Medicare contribution tax on the lesser of (1) the US shareholder's “net investment income,” including Fund distributions and net gains from the disposition of Fund shares, and (2) the excess of the US shareholder's modified adjusted gross income for the taxable year over $200,000 (or $250,000 for married couples filing jointly). For this purpose, net investment income includes interest, dividends, annuities, royalties, capital gain and income from a passive activity business or a business of trading in financial instruments or commodities.
For your convenience, the Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. If your Fund distribution check(s) remains
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uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the next net asset value (“NAV”) calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see “Additional Shareholder Services” in the next section.
The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.
Expected Distribution Schedule*
Dividends	Quarterly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually
*Under certain circumstances, the Fund may make more than one distribution of long-term and/or short-term capital gains during a fiscal year.
TAX ISSUES
Form 1099
For every year the Fund declares a dividend, you will receive a Form 1099, which reports the amount of ordinary income distributions and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distribution from your qualified or tax-deferred plan or account.
Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends and distributions in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends and distributions are treated as if they were paid on December 31st of the prior year.
Cost Basis Reporting
Mutual funds must report cost basis information to you and the IRS when you sell or exchange shares acquired on or after January 1, 2012 in your non-retirement accounts. The cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The cost basis regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged. The Transfer Agent is not required to report cost basis information on shares acquired before January 1, 2012. However, in most cases the Transfer Agent will provide this information to you as a service.
Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the US Treasury 28% of your distributions and sale proceeds.
Taxation of Non-US Shareholders
For a discussion regarding the taxation of non-US shareholders, please see the SAI.
If You Purchase on or Before a Record Date
If you buy shares of the Fund on or before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment may have come back to you as taxable income.
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Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax-deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential Investments mutual funds that are suitable for retirement plans offered by Prudential.
IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. As mentioned above, the maximum capital gains tax rate is up to 15% for individuals with incomes below approximately $400,000 ($450,000 if married filing jointly), adjusted annually for inflation, and 20% for any income above those amounts that is long-term capital gain.
If you sell shares of the Fund at a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale or exchange of the shares.
If you exchange your Fund shares for shares of another class of the Fund, this is generally not a taxable event and should not result in realization of a capital gain or loss by you. If you exchange your shares of the Fund for shares of another Prudential Investments mutual fund, this is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell—or exchange—Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.
Automatic Conversion of Class B Shares
The conversion of Class B shares into Class A shares—which happens automatically approximately seven years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B shares, see Class B Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.
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HOW TO BUY, SELL AND EXCHANGE FUND SHARES
HOW TO BUY SHARES
In order to buy Fund shares, simply follow the steps described below.
Opening an Account
Shares may be purchased through an account with the Transfer Agent, or through an account with a financial intermediary that has an agreement with the Distributor to sell Fund shares. In order to open an account with the Transfer Agent contact PMFS at (800) 225-1852 or write to:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
PMFS will accept purchases of shares by check or wire. We do not accept cash, money orders, non-US checks, credit card checks, payable through checks or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this Prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sales of its shares under certain circumstances. These circumstances include, but are not limited to, failure by you to provide additional information requested, such as information required to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares. Furthermore, we are required by law to close your account if you do not provide the required identifying information. This would result in the redemption of shares at the then-current NAV and the proceeds would be remitted to you via check. We will attempt to verify your identity within a reasonable time frame (e.g., 60 days), which may change from time to time.
With certain limited exceptions, Fund shares are only available to be sold in the United States, US Virgin Islands, Puerto Rico and Guam.
Choosing a Share Class
The Fund offers the following share classes. Certain classes of shares may have additional specific eligibility or qualification requirements, which are explained below.
Share Class	Eligibility
Class A	Individual investors
Class B	Individual investors*
Class C	Individual investors
Class Q	Certain group retirement plans, institutional investors and certain other investors
Class R	Certain group retirement plans
Class Z	Institutional investors and certain other investors
* Note:  Class B shares are closed to all purchase activity except for exchanges from Class B shares of another fund.  See “Closure of Class B Shares” below for more information.
Multiple share classes let you choose a cost structure that meets your needs:
■	Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for certain retirement and/or benefit plans.
■	Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.
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When choosing a share class, you should consider the following factors:
■	The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.
■	The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.
■	The different sales charges that apply to each share class—Class A's front-end sales charge (and, in certain cases, CDSC) vs. Class C's CDSC.
■	Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.
■	Because Class Z shares have lower operating expenses than Class A or Class C shares, as applicable, you should consider whether you are eligible to purchase Class Z shares.
See “How to Sell Your Shares” for a description of the impact of CDSCs.
If your shares are held through a financial intermediary, you should discuss with your intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised financial intermediaries of the share class features and guidelines, per the Prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries.
Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.
	Class A	Class B*	Class C	Class Q	Class R	Class Z
Minimum purchase amount	$2,500	$2,500	$2,500	None	None	None
Minimum amount for subsequent purchases	$100	$100	$100	None	None	None
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5%(Yr.1) 4%(Yr.2) 3%(Yr.3) 2%(Yr.4) 1%(Yr.5) 1%(Yr.6) 0%(Yr.7)	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	None	.75% (.50% currently)	None
Notes to Share Class Comparison Table:
° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts, payroll deduction plan accounts, or when exchanging all shares of an account to an existing account with the same registration. The minimum initial investment for retirement accounts and custodial accounts for minors is $1,000. The minimum initial and subsequent investment for AIP accounts is $50 (if your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts).
° If the value of your Class A, Class B or Class C account with PMFS is less than $10,000, the Fund will deduct a $15 annual account maintenance fee from your account. The $15 annual account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 account maintenance fee will be waived. The $15 account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) accounts which are authorized for electronic delivery of account statements, transaction confirmations, prospectuses and fund shareholder reports, (iii) omnibus accounts or accounts for which a broker or other financial intermediary is responsible for recordkeeping, (iv) institutional accounts, (v) group retirement plans, (vi) AIP accounts or employee savings plan accounts, (vii) accounts with the same registration associated with multiple share classes within the Fund, provided that the aggregate value of share classes with the same registration within the Fund is $10,000 or more, or (viii) clients with assets of $50,000 or more across the Prudential Investments family of mutual funds. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee” in the SAI.
° For more information about the CDSC and how it is calculated, see “How to Sell Your Shares—Contingent Deferred Sales Charge (CDSC).”
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° Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC, although they are not subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.
° Distribution and service fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B, Class C, and Class R shares is .25%. The distribution fee is limited to .30% (including the .25 of 1% service fee) for Class A shares, .50% for Class R shares, and .75% for Class B and Class C shares. The Distributor of the Fund has contractually agreed until July 31, 2016 to reduce its 12b-1 fee for Class R shares to .50% of the average daily net assets of Class R shares.
° With respect to Class Z shares purchased by current and former employees (including their spouses, children and parents), the minimum initial investment is generally $2,500; $1,000 for retirement accounts and custodial accounts for minors. There is no minimum for payroll deduction for such Class Z purchases. The minimum initial and subsequent investment for AIP accounts for such Class Z purchases is $50 (if shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts).
* Note:  Class B shares are closed to all purchase activity except for exchanges from Class B shares of another fund.  See “Closure of Class B Shares” below for more information.
Closure of Class B Shares
Class B shares are closed to all purchase activity. This means that no new accounts in Class B shares may be established, and no additional Class B shares may be purchased or acquired, except through an exchange from the Class B shares of another fund or through the reinvestment of dividends and/or capital gains.
Shareholders owning Class B shares may continue to hold their Class B shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class B shares. Any redemption of Class B shares will continue to be subject to any applicable contingent deferred sales charge (CDSC). In addition, as noted above, shareholders owning Class B shares will continue to have exchange privileges with the Class B shares of any other fund that offers Class B shares.
Automatic Investment Plan (AIP). Shareholders who purchase Class B shares through the Automatic Investment Plan (AIP) are no longer able to purchase Class B shares and are required to select a different share class of the Fund or another fund in order to continue to make automatic investments. Selection of a different share class will be subject to the eligibility requirements of such share class. If a shareholder does not designate a different share class for AIP investments, future purchases of Class B shares will be rejected. New AIPs in Class B shares may not be established.
IRAs & Employer-Sponsored Retirement Plans. Class B shareholders may continue to hold Class B shares in IRA and SIMPLE IRA accounts or in employer-sponsored retirement plans, but contributions must be made in a different share class.
Investment Minimums. The minimum initial investment will be waived for existing Class B shareholders who select a new share class in the same fund. The minimum subsequent investment of $100 per fund applies in the new share class of the same fund.
Reducing or Waiving Class A's and Class C’s Sales Charges
The following describes the different ways investors can reduce or avoid paying Class A's sales charge.
Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:
Amount of Purchase	Sales Charge as a % of Offering Price*	Sales Charge as a % of Amount Invested*	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999**	None	None	1.00%
$5 million to $9,999,999**	None	None	0.50%
$10 million and over**	None	None	0.25%
* Due to rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentage shown above.
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** If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy other share classes. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
To satisfy the purchase amounts above, you can:
■	Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of Class A, Class B and Class C Prudential Investments mutual fund shares you or the group already own, (2) the value of money market shares (other than Direct Purchase money market shares) you or an eligible group of related investors have received for shares of other Prudential Investments mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing; or
■	Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential Investments mutual funds within 13 months.
An “eligible group of related investors” includes any combination of the following:
■	All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);
■	Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);
■	Accounts for your children or your spouse's children, including children for whom you and/or your spouse are legal guardian(s) (e.g., UGMAs and UTMAs);
■	Accounts in the name and TINs of your parents;
■	Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;
■	With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and
■	Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.
A “spouse” is defined in this prospectus as follows:
■	The person to whom you are legally married. We also consider your spouse to include the following:
■	An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;
■	A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or
■	An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.
The value of shares held by you or an eligible group of related investors will be determined by the value of your existing Class A shares calculated at current NAV plus maximum sales charge with Class B and Class C shares calculated at current NAV.
Note: Class Z shares, Class R shares and Class Q shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.
If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A’s or Class C's sales charges, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A’s or Class C's sales charges, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A’s or Class C's sales charges. The reduced or waived sales charge will be granted subject to confirmation of account holdings.
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If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A’s or Class C's sales charges, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.
If your shares are held through a financial intermediary, the financial intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A’s or Class C's sales charges. Your financial intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A’s or Class C's sales charges.
Purchases of $1 Million or More. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.
Mutual Fund Programs. The initial sales charge will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for investors in certain programs sponsored by financial intermediaries who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:
■	Mutual fund “wrap” or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
■	Mutual fund “supermarket” programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
Financial intermediaries sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.
Group Retirement Plans. Class A’s and Class C’s sales charges will be waived for group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A and Class C shares at net asset value.
Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:
■	certain directors, officers, current employees (including their spouses, children and parents) and former employees (including their spouses, children and parents) of Prudential and its affiliates, the Prudential Investments mutual funds, and the investment subadvisers of the Prudential Investments mutual funds; former employees must have an existing investment in the Fund;
■	persons who have retired directly from active service with Prudential or one of its subsidiaries;
■	registered representatives and employees of broker-dealers (including their spouses, children and parents) that have entered into dealer agreements with the Distributor;
■	investors in IRAs, provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, and (b) the IRA is established through Prudential Retirement as part of its “Rollover IRA” program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above); and
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■	Clients of financial intermediaries, who (i) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform, (ii) charge clients an ongoing fee for advisory, investment, consulting or similar services, or (iii) offer self-directed brokerage accounts that may or may not charge transaction fees to customers.
To qualify for a waiver of the Class A or Class C sales charges at the time of purchase, you must notify the Transfer Agent, or the Distributor must be notified by the broker facilitating the purchase, that the transaction qualifies for a waiver of the Class A or Class C sales charges. The waiver will be granted subject to confirmation of your account holdings.
Additional Information About Reducing or Waiving Class A’s and Class C's Sales Charges. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A and Class C sales charges, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.
You may need to provide your financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A or Class C sales charges.
The Distributor may reallow the Class A sales charge to dealers.
Qualifying for Class Q Shares
Group Retirement Plans. Group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator may purchase Class Q shares. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Q shares.
Institutional Investors. Various institutional investors may purchase Class Q shares, including, but not limited to, corporations, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments and other institutional investors who meet requirements as detailed below. The minimum initial investment for such investors generally is $5 million; however, such minimum initial investment may be modified for certain financial firms that submit orders on behalf of their clients. A Fund or the Distributor may lower, waive or otherwise modify the minimum initial investment for certain categories of investors at their discretion. Institutional investors are responsible for indicating their eligibility to purchase Class Q shares at the time of purchase.
Other Types of Investors. Class Q shares may also be purchased by Prudential, and Prudential funds, including Prudential funds-of-funds.
Class Q shares may only be offered by financial intermediaries who have an agreement with the Distributor or its affiliates to offer such shares.
Class Q shares are offered to eligible investors provided that the Fund or its affiliates are not required to make or pay any type of administrative, sub-accounting, networking or revenue sharing payments or similar fees paid to intermediaries.
Qualifying for Class R Shares
Group Retirement Plans. Class R shares are offered for sale to (i) certain group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator, and (ii) IRAs that are held on the books of a Fund through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors
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in SmartSolution IRA accounts through Prudential’s Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R shares.
Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments. The minimum initial investment for such investors generally is $5 million; however, such minimum initial investment may be modified for certain financial firms that submit orders on behalf of their clients. A Fund or the Distributor may lower, waive, or otherwise modify the minimum initial investment for certain categories of investors at their discretion. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's Transfer Agent. Please contact the Transfer Agent at (800) 225-1852 for further details.
Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by financial intermediaries who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:
■	Mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
■	Mutual fund “supermarket” programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
Financial intermediaries sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.
Group Retirement Plans. Group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator may purchase Class Z shares. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.
Other Types of Investors. Class Z shares also can be purchased by any of the following:
■	Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;
■	Current and former Directors/Trustees of mutual funds managed by PI or any other affiliate of Prudential;
■	Current and former employees (including their spouses, children and parents) of Prudential and its affiliates; former employees must have an existing investment in the Fund;
■	Prudential;
■	Prudential funds, including Prudential funds-of-funds;
■	Qualified state tuition programs (529 plans); and
■	Investors working with fee-based consultants for investment selection and allocations.
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How Financial Intermediaries are Compensated for Selling Fund Shares
The Prudential Investments and Target Mutual Funds are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells the Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. Each Fund is managed by the Manager.
Only persons licensed with the Financial Industry Regulatory Authority, Inc. (FINRA), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm may sell shares of a mutual fund to you, or to a retirement plan in which you participate.
Rule 12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial intermediaries then pay their registered representatives who sold you the Fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the Fund. The Distributor may change at any time, without prior notice, the amount of Rule 12b-1 fees that it pays (when the sale is made and/or any ongoing payments) to financial intermediaries and registered representatives so that the Distributor may retain all or a portion of such fees.
“Revenue Sharing” Payments. In addition to the compensation received by financial intermediaries as described above, the Manager or certain of its affiliates (but not the Distributor) may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from the Manager's or certain affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders, provided that no such additional payments are made with respect to the Fund’s Class Q shares (if applicable). Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1. The Manager or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial intermediaries in the future.
Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial intermediaries for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial intermediaries' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.
Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial intermediaries and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.
If your Fund shares are purchased through a retirement plan, the Manager or certain of its affiliates (but not the Distributor) may also make revenue sharing payments to the plan's recordkeeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.
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It is likely that financial intermediaries that execute portfolio transactions for the Fund will include those firms with which the Manager and/or certain of its affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager and certain of its affiliates will not use Fund brokerage as any part of revenue sharing payments to financial intermediaries.
Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager and/or certain of its affiliates make such payments to financial intermediaries in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by the financial intermediaries or from .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager and/or certain of its affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services intermediary’s systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial intermediaries to make presentations, and/or train and educate the personnel of the financial intermediaries, may be paid by the Manager and/or certain of its affiliates, subject to applicable FINRA regulations.
Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial intermediary may receive from the Manager and/or certain of its affiliates. You should review your financial intermediary’s disclosure and/or talk to your financial intermediary to obtain more information on how this compensation may have influenced your financial intermediary’s recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.
Other Payments Received by Financial Intermediaries
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial intermediaries as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial intermediaries pursuant to which the Fund will pay financial intermediaries for certain administrative, sub-accounting and networking services, provided that no such additional payments to financial intermediaries are made with respect to the Fund’s Class Q shares (if applicable). These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of recordkeeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (NSCC).
These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager or certain of its affiliates (but not the Distributor) also may pay a portion of the fees for the services to the financial intermediaries at their own expense and out of their own resources.
In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the Agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These administrative services provided by NSCC to the Fund and its shareholders include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the Fund and its shareholders. These payments are generally based on a transaction fee rate for certain administrative services plus a fee for other administrative services.
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Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund will not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund will seek to confirm the identity of potential shareholders to include both individuals and entities through documentary and non-documentary methods. Non-documentary methods may include verification of name, address, date of birth and tax identification number with selected credit bureaus. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.
Class B Shares Automatically Convert to Class A Shares
If you bought Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.
When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of the Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. Conversions are quarterly for Class B shares.
If you hold Class B share certificates, the certificates must be received by the Transfer Agent in order for your Class B shares to convert from Class B to Class A shares. Certificate deposited shares will convert during the next quarterly conversion.
Understanding the Price You'll Pay
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund—known as the net asset value or NAV—is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund—or the NAV—is $10 ($1,000 divided by 100).

Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
The Fund's NAV will be determined every day on which the Fund is open as of the close of regular trading on the New York Stock Exchange (NYSE) (generally, 4:00 p.m. Eastern time). The Fund's portfolio securities are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Board. These procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors.
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If the Fund determines that a market quotation for a security is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined, the Fund may use “fair value pricing,” which is implemented by a valuation committee (Valuation Committee) consisting of representatives of the Manager or by the Board. The subadviser often provides relevant information for the Valuation Committee meeting. In addition, the Fund may use fair value pricing determined by the Valuation Committee or Board if the pricing source does not provide an evaluated price for a security or provides an evaluated price that, in the judgment of the Manager (which may be based upon a recommendation from the subadviser), does not represent fair value. Securities that are primarily traded outside the United States may also be subject to a fair value pricing adjustment using a service provided by a pricing vendor, if it is determined that market quotations from those non-US markets are not reliable, based on market movements after the close of the relevant non-US markets. Non-US securities markets are open for trading on weekends and other days when the Fund does not price shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.
With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's NAV will be calculated based upon the NAV of the investment company in which the Fund invests, which will reflect the investment company’s fair valuation procedures.
Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price. The prospectuses of any other mutual funds in which the Fund invests will explain each fund’s procedures and policies with respect to the use of fair value pricing.
Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.
What Price Will You Pay for Shares of the Fund? For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. Eastern time, or later than 4:00 p.m. Eastern time, your order to purchase must be received by 4:00 p.m. Eastern time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE. We deem an order received when it is received by the Transfer Agent at its processing center. If you submit your order through a broker or other financial intermediary, it may be deemed received when received by the broker or financial intermediary.
Each business day, the Fund’s current NAV per share is made available at www.prudentialfunds.com (click on the “Funds” tab at the top of the home page, then select “Open-End Funds—Prices & Yields”).
Additional Shareholder Services
As a Fund shareholder, you can take advantage of the following services and privileges:
Automatic Reinvestment. As we explained in the “Fund Distributions and Tax Issues” section, the Fund pays out—or distributes—its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent
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in writing (at the address below) at least five business days before the date we determine who receives dividends. For accounts held at the Transfer Agent (PMFS), distributions of $10.00 or less on non-retirement accounts will not be paid out in cash, but will be automatically reinvested into your account.
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
Automatic Investment Plan (AIP). You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $50 monthly.
Note: New AIPs in Class B shares may not be established. Class B shareholders may not make automatic investments in Class B shares through an AIP. A Class B shareholder must designate a different share class of the same fund or another fund for purchases. Shareholders may select another share class which they are eligible to purchase.
Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.
Note: Class B shareholders can continue to hold Class B shares in IRA and SIMPLE IRA accounts or in employer-sponsored retirement plans, but new contributions must be made in another share class.
Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.
Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your financial intermediary otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus and shareholder reports, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.
HOW TO SELL YOUR SHARES
You can sell your Fund shares for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see “Restrictions on Sales” below.
When you sell shares of a Fund—also known as redeeming your shares—the price you will receive will be the NAV next determined after the Transfer Agent or your financial intermediary receives your order to sell (less any applicable CDSC).
Shares Held by Financial Intermediaries. If your financial intermediary holds your shares, your financial intermediary must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. Eastern time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE.
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Shares Held by the Transfer Agent. If the Transfer Agent holds your shares, PMFS must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. Eastern time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. You may contact your financial intermediary or the Transfer Agent at:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent or your broker or other financial intermediary receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.
As a result of restrictions on withdrawals and transfers imposed by Section 403(b) of the Internal Revenue Code of 1986, as amended, we may consider a redemption request to not be in good order until we obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with such restrictions, if applicable. In such an event, the redemption request will not be in good order and we will not process it until we obtain information from your employer.
Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, the former may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.
If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order medallion signature guaranteed if:
■	You are selling more than $100,000 of shares;
■	You want the redemption proceeds made payable to someone that is not in our records;
■	You want the redemption proceeds sent to some place that is not in our records;
■	You are a business or a trust; or
■	You are redeeming due to the death of the shareholder or on behalf of the shareholder.
The medallion signature guarantee may be obtained from an authorized officer from a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized medallion guarantee programs (STAMP, SEMP, or NYSE MSP). The medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right to reject transactions where the value of the transaction exceeds the value of the surety coverage indicated on the medallion imprint. For more information, see the SAI.
Contingent Deferred Sales Charge (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchases by certain retirement and/or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
■	Amounts representing shares you purchased with reinvested dividends and distributions,
■	Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares, and 12 months for Class C shares, and
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■	Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares, and 12 months for Class C shares).
Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid—or at least minimize—the CDSC.
Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
The CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. The rate decreases on the anniversary date of your purchase.
The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.
Waiver of the CDSC—Class A Shares
The CDSC will be waived if the Class A shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account; and
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account.
For more information, see the SAI.
Waiver of the CDSC—Class B Shares
The CDSC will be waived if the Class B shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account;
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account; and
■	On certain redemptions effected through a Systematic Withdrawal Plan.
For more information, see the SAI.
Waiver of the CDSC—Class C Shares
The CDSC will be waived if the Class C shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account; and
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account.
For more information, see the SAI.
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Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker. You would also be responsible for any tax consequences resulting from your ownership of the securities.
Involuntary Redemption of Small Accounts Held by the Transfer Agent
If the value of your account with PMFS is less than $500 for any reason, we may sell your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan (AIP) accounts, employee savings plan accounts, payroll deduction plan accounts, retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account), omnibus accounts, and accounts for which a broker or other financial intermediary is responsible for recordkeeping. Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Involuntary Redemption” in the SAI.
Account Maintenance Fee for Accounts Held by the Transfer Agent
If the value of your account with PMFS is less than $10,000, with certain exclusions, a $15 annual account maintenance fee will be deducted from your account during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the account maintenance fee will be waived. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee” in the SAI.
90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. If you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.
Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.
HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential Investments mutual funds—including Prudential MoneyMart Assets (a money market fund)—if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of other funds in the Prudential Investments mutual fund family, but you can’t exchange Class A shares for a different share class of another fund. After an exchange, at redemption, any CDSC will be calculated from the date of the initial purchase, excluding any time that Class B or Class C shares were held in Prudential MoneyMart Assets. We may change the terms of any exchange privilege after giving you 60 days' notice.
Note: Class B shares may not be purchased or acquired by any Class B shareholder except by exchange from Class B shares of another fund or through dividend and/or capital gains reinvestment.
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There is no sales charge for exchanges. However, if you exchange—and then sell—shares within the applicable CDSC period, you must still pay the applicable CDSC. At the time of exchange, CDSC liable shares and free shares move proportionally according to the percentage of total shares you are exchanging. If you have exchanged Class B or Class C shares into Prudential MoneyMart Assets, the time you hold the Class B or Class C shares in the money market fund will not be counted in calculating the required holding period for CDSC liability.
For investors in certain programs sponsored by financial intermediaries who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential relating to mutual fund “wrap” or asset allocation programs or mutual fund “supermarket” programs, an exchange may be made from Class A to Class Z shares of the Fund in certain limited circumstances. Contact your program sponsor or financial intermediary with any questions.
Exchanging Shares Held by a Financial Intermediary. If you hold shares through a financial intermediary, you must exchange shares through your financial intermediary.
Exchanging Shares Held by the Transfer Agent. If you hold your shares through the Transfer Agent, contact your financial advisor or PMFS at:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
If you participate in any fee-based program where the Fund is an available investment option, you may arrange with the Transfer Agent or your recordkeeper to exchange your Class A shares, if any, for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, you may arrange with the Transfer Agent or your recordkeeper to exchange all of your Class Z shares, including shares purchased while you were in the program, for Class A shares.
Likewise, if you are entitled to purchase Class Z shares as a participant in Wells Fargo Advisors’ 401(k) Plan and you seek to transfer your Class Z shares out of the 401(k) Plan after your voluntary or involuntary termination of employment or retirement, you may arrange with the Transfer Agent or your recordkeeper to exchange your Class Z shares held in the 401(k) Plan for Class A shares.
Remember, as we explained in the section entitled “Fund Distributions and Tax Issues—If You Sell or Exchange Your Shares,” exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.
Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in non-US securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit
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fund share prices that may be based on closing prices of non-US securities established some time before the Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.
The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.
The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder’s account will be subject to a 60-day warning period. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund’s Transfer Agent that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.
Transactions in the Prudential Investments money market funds are excluded from this policy. In addition, transactions by affiliated Prudential mutual funds, which are structured as “funds-of-funds,” and invest primarily in other mutual funds within the Prudential Investments fund family, are not subject to the limitations of the trading policy and are not considered frequent or short-term trading.
The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 90-day period. If a purchase into the Fund is rejected or canceled, the shareholder will receive a return of the purchase amount.
If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan (“Intermediaries”) that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.
The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to potential offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.
Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.
Visit our website at www.prudentialfunds.com	39

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 and communicating your instructions in good order to a customer service representative before 4:00 p.m. Eastern time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled “How to Sell Your Shares—Restrictions on Sales” above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.
The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.
In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.
Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.
40	Prudential Global Real Estate Fund

FINANCIAL HIGHLIGHTS
Introduction
The financial highlights will help you evaluate the Fund's financial performance for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011. Certain information reflects financial results for a single fund share. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.
A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.
The financial highlights were derived from the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.
Class A Shares
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$22.59	$22.84	$19.79	$19.43	$16.83
Income (loss) from investment operations
Net investment income	.36	.33	.33	.33	.35
Net realized and unrealized gain (loss) on investment transactions	3.06	(.15)	3.39	.37	2.75
Total from investment operations	3.42	.18	3.72	.70	3.10
Less Dividends:
Dividends from net investment income	(.65)	(.43)	(.67)	(.34)	(.50)
Net asset value, end of year	$25.36	$22.59	$22.84	$19.79	$19.43
Total Return(a)	15.26%	.92%	19.07%	3.75%	18.57%

Ratios/Supplemental Data:
Net assets, end of year (000)	$990,774	$926,156	$679,524	$368,183	$281,427
Average net assets (000)	$982,032	$806,577	$470,031	$302,768	$214,086
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.27%	1.26%	1.27%	1.27%	1.30%
Expenses before waivers and/or expense reimbursement	1.27%	1.26%	1.27%	1.27%	1.30%
Net investment income	1.47%	1.47%	1.59%	1.77%	1.92%
Portfolio turnover	53%	32%	20%	20%	29%
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculated based on average shares outstanding during the year.
(c) Does not include the expenses of the underlying fund in which the Fund invests.
Visit our website at www.prudentialfunds.com	41

Class B Shares
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$22.24	$22.61	$19.62	$19.29	$16.70
Income (loss) from investment operations
Net investment income	.18	.18	.19	.21	.24
Net realized and unrealized gain (loss) on investment transactions	3.01	(.16)	3.36	.34	2.70
Total from investment operations	3.19	.02	3.55	.55	2.94
Less Dividends:
Dividends from net investment income	(.50)	(.39)	(.56)	(.22)	(.35)
Net asset value, end of year	$24.93	$22.24	$22.61	$19.62	$19.29
Total Return(a)	14.44%	.24%	18.30%	2.97%	17.74%

Ratios/Supplemental Data:
Net assets, end of year (000)	$17,233	$16,866	$16,721	$12,671	$14,451
Average net assets (000)	$17,517	$17,712	$13,595	$13,320	$13,028
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.97%	1.96%	1.97%	1.97%	2.00%
Expenses before waivers and/or expense reimbursement	1.97%	1.96%	1.97%	1.97%	2.00%
Net investment income	.77%	.80%	.94%	1.11%	1.33%
Portfolio turnover	53%	32%	20%	20%	29%
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculated based on average shares outstanding during the year.
(c) Does not include the expenses of the underlying fund in which the Fund invests.
42	Prudential Global Real Estate Fund

Class C Shares
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$22.23	$22.61	$19.62	$19.29	$16.69
Income (loss) from investment operations
Net investment income	.18	.17	.19	.20	.20
Net realized and unrealized gain (loss) on investment transactions	3.01	(.16)	3.36	.35	2.75
Total from investment operations	3.19	.01	3.55	.55	2.95
Less Dividends:
Dividends from net investment income	(.50)	(.39)	(.56)	(.22)	(.35)
Net asset value, end of year	$24.92	$22.23	$22.61	$19.62	$19.29
Total Return(a)	14.45%	.19%	18.30%	2.97%	17.81%

Ratios/Supplemental Data:
Net assets, end of year (000)	$191,917	$151,751	$128,517	$86,546	$68,703
Average net assets (000)	$178,177	$146,043	$99,523	$78,213	$47,954
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.97%	1.96%	1.97%	1.97%	2.00%
Expenses before waivers and/or expense reimbursement	1.97%	1.96%	1.97%	1.97%	2.00%
Net investment income	.75%	.79%	.92%	1.06%	1.14%
Portfolio turnover	53%	32%	20%	20%	29%
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculated based on average shares outstanding during the year.
(c) Does not include the expenses of the underlying fund in which the Fund invests.
Visit our website at www.prudentialfunds.com	43

Class Q Shares
	Year Ended March 31, 2015	August 26, 2013(d) through March 31, 2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$22.69	$21.46
Income (loss) from investment operations
Net investment income	.46	.26
Net realized and unrealized gain on investment transactions	3.08	1.15
Total from investment operations	3.54	1.41
Less Dividends:
Dividends from net investment income	(.78)	(.18)
Net asset value, end of period	$25.45	$22.69
Total Return(a)	15.77%	6.60%

Ratios/Supplemental Data:
Net assets, end of period (000)	$237,692	$54,236
Average net assets (000)	$140,024	$39,266
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	.81%	.83%(c)
Expenses before waivers and/or expense reimbursement	.81%	.83%(c)
Net investment income	1.84%	1.93%(c)
Portfolio turnover	53%	32%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculated based on average shares outstanding during the period.
(c) Annualized.
(d) Commencement of operations.
(e) Does not include the expenses of the underlying fund in which the Fund invests.
(f) Not annualized.
44	Prudential Global Real Estate Fund

Class R Shares
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$22.55	$22.82	$19.77	$19.42	$16.81
Income (loss) from investment operations
Net investment income	.30	.29	.29	.28	.30
Net realized and unrealized gain (loss) on investment transactions	3.06	(.16)	3.39	.37	2.76
Total from investment operations	3.36	.13	3.68	.65	3.06
Less Dividends:
Dividends from net investment income	(.60)	(.40)	(.63)	(.30)	(.45)
Net asset value, end of year	$25.31	$22.55	$22.82	$19.77	$19.42
Total Return(a)	15.03%	.72%	18.89%	3.50%	18.37%

Ratios/Supplemental Data:
Net assets, end of year (000)	$24,002	$14,014	$13,078	$5,523	$3,032
Average net assets (000)	$19,001	$14,324	$8,527	$4,203	$1,823
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.47%	1.46%	1.47%	1.47%	1.50%
Expenses before waivers and/or expense reimbursement	1.72%	1.71%	1.72%	1.72%	1.75%
Net investment income	1.22%	1.31%	1.36%	1.52%	1.64%
Portfolio turnover	53%	32%	20%	20%	29%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculated based on average shares outstanding during the year.
(c) Does not include the expenses of the underlying fund in which the Fund invests.
Visit our website at www.prudentialfunds.com	45

Class Z Shares
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$22.69	$22.93	$19.85	$19.50	$16.89
Income (loss) from investment operations
Net investment income	.43	.39	.39	.38	.37
Net realized and unrealized gain (loss) on investment transactions	3.07	(.15)	3.42	.36	2.80
Total from investment operations	3.50	.24	3.81	.74	3.17
Less Dividends:
Dividends from net investment income	(.73)	(.48)	(.73)	(.39)	(.56)
Net asset value, end of year	$25.46	$22.69	$22.93	$19.85	$19.50
Total Return(a)	15.60%	1.22%	19.50%	3.99%	18.97%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,573,401	$1,967,200	$1,114,469	$517,935	$324,886
Average net assets (000)	$2,316,203	$1,626,256	$723,880	$406,631	$191,320
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.97%	.96%	.97%	.97%	1.00%
Expenses before waivers and/or expense reimbursement	.97%	.96%	.97%	.97%	1.00%
Net investment income	1.75%	1.75%	1.86%	2.03%	2.01%
Portfolio turnover	53%	32%	20%	20%	29%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculated based on average shares outstanding during the year.
(c) Does not include the expenses of the underlying fund in which the Fund invests.
46	Prudential Global Real Estate Fund

GLOSSARY
FUND INDEXES
S&P Developed Property Net Index. The S&P Developed Property Net Index is an unmanaged, weighted index that measures the investable universe of publicly traded property companies domiciled in developed markets. Returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes. The returns would be lower if they included the effect of these expenses.
FTSE EPRA/NAREIT Developed Real Estate Net Index. The FTSE EPRA/NAREIT Developed Real Estate Net Index reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world.
Standard & Poor's 500 Index. The Standard & Poor's 500 Index (S&P 500 Index) is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses.
Lipper Global Real Estate Funds Average. The Lipper Global Real Estate Funds Average is based on the average return of all mutual funds in the Lipper Global Real Estate Funds Universe. Returns do not include the effect of any sales charges or taxes. The returns would be lower if they included the effect of sales charges or taxes.
Visit our website at www.prudentialfunds.com	47

FOR MORE INFORMATION Please read this Prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
■ MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 ■ WEBSITE www.prudentialfunds.com	■ TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the US)

■ E-DELIVERY
To receive your mutual fund documents on-line, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

The Annual and Semi-Annual Reports and the SAI contain additional information about the Fund. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.
■ STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) ■ SEMI-ANNUAL REPORT	■ ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows (the SEC charges a fee to copy documents):
■ MAIL Securities and Exchange Commission Public Reference Section 100 F Street, NE Washington, DC 20549-1520 ■ ELECTRONIC REQUEST publicinfo@sec.gov	■ IN PERSON Public Reference Room located at 100 F Street, NE in Washington, DC For hours of operation, call (202) 551-8090 ■ VIA THE INTERNET on the EDGAR Database at www.sec.gov

Prudential Global Real Estate Fund
Share Class	A	B	C	Q	R	Z
NASDAQ	PURAX	PURBX	PURCX	PGRQX	PURRX	PURZX
CUSIP	744336108	744336207	744336306	744336876	744336405	744336504
MF182STAT	The Fund's Investment Company Act File No. 811-08565